UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 26, 2023
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Suite 196, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company
    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 26, 2023, Michael Rutledge, the Chief Financial Officer ADDvantage Technologies Group, Inc., an Oklahoma corporation (the “Company”), resigned from the Company, effective January 4, 2024. Mr. Rutledge’s resignation was for personal reasons and not due to a disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

In connection with Mr. Rutledge’s resignation, the Board of Directors appointed Michael Ramke as the interim Chief Financial Officer of the Company, effective January 4, 2024.

Mr. Ramke will serve as an independent contractor and provide services to the Company under a day rate contract which is terminable at will with a 30 day prior notice by either party.

Michael Ramke, 54 years old, has assisted with various business development functions including leading the mergers, acquisitions and capital raise efforts of the Company since April 2020 as an independent contractor. Prior to that, starting in 2016, Mr. Ramke served as Chief Financial Officer of Stretch Zone Franchising, LLC, a company engaged in the business of practitioner assisted stretching in the health and wellness industry. With over 15 years in wireless telecommunications with Crown Castle and five years in private equity, he has contributed across a spectrum of leadership roles as owner/investor, executive management and board member. He has held various executive positions from startups to S&P 500 companies that include roles in strategy, M&A, sales and marketing, operations, and finance. He has formally presented in several industry forums. He is a patent holder, earning this distinction for leading Crown Castle’s effort to invent an innovative communication site demand software tool. Mr. Ramke holds a Bachelor of Business Administration degree from Texas A&M University.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: December 29, 2023	/s/ Joseph E. Hart
Name: Joseph E. Hart
Title: President and Chief Executive Officer